Exhibit 99.1


[GRAPHIC OMITTED]

FOR IMMEDIATE RELEASE

CONTACT:
THE MANAGEMENT NETWORK GROUP, INC.       OR        BRAINERD COMMUNICATORS
Carolyn Covey Morris                               Brian Schaffer (Investors)
The Management Network Group, Inc.                 SCHAFFER@BRAINCOMM.COM
CAROLYN.COVEYMORRIS@TMNG.COM                       Ray Yeung (Media)
888.480.TMNG (8664)                                YEUNG@BRAINCOMM.COM
                                                   212.986.6667



                     TMNG REPORTS 2003 THIRD QUARTER RESULTS



OVERLAND PARK, KS - OCTOBER 30, 2003 -- The Management Network Group, Inc. (Nasdaq: TMNG), a leading provider of management consulting services to the global communications industry, today reported financial results for its 2003 third quarter ended September 27, 2003.

Revenue in the third quarter of 2003 was $4.7 million, compared with $8.8 million in the third quarter of 2002. Net loss for the quarter was $2.7 million, or $0.08 per diluted share, compared with a net loss of $0.6 million, or $0.02 per diluted share in last year's third quarter. In the third quarter of 2003, a valuation allowance of $0.8 million was recorded, offsetting all income tax benefits associated with pre-tax losses generated in the third quarter. Pro forma non-GAAP net loss (defined as GAAP net loss as reported in the unaudited condensed consolidated statements of operations plus equity-related charges, intangibles amortization, and intangible asset impairment, all in accordance with GAAP and assuming a standard 40% effective income tax rate) for the quarter was $1.3 million, or $0.04 per diluted share, compared with pro forma non-GAAP net loss of $0.2 million, or $0.01 per diluted share in the third quarter of 2002.

During the quarter, gross margin was 46.8% compared with 48.8% in the third quarter of 2002, due primarily to decreased revenues, which led to lower consultant utilization. The company continues to maintain a sound balance sheet, including a cash position of $49.4 million, virtually no long-term debt, stockholders' equity of $92.7 million, and working capital of approximately $59.9 million. Cash and working capital have been reduced by $4.4 million and $3.6 million, respectively, since year-end due to the weak revenue environment; however, the company anticipates that it will substantially reverse the year-to-date negative cash flow in the fourth quarter.

Revenue for the first nine months of fiscal 2003 totaled $17.1 million, compared with $26.0 million in the first nine months of 2002. Gross margin year-to-date in 2003 was 48.6% compared with 49.5% in the comparable period of 2002. Net loss for the first nine months was $22.6 million, or $0.68 per diluted share, compared with a net loss of $5.3 million, or $0.16 per diluted share in the comparable period of 2002. Pro forma non-GAAP net loss was $3.6 million, or
$0.11 per diluted share, compared to a loss of $2.4 million, or $0.07 per diluted share a year ago. Results for the first nine months of fiscal 2003 included a non-cash goodwill and intangible asset impairment charge of $18.9 million and $6.0 million valuation reserve partially offsetting income tax benefits generated on pre-tax losses incurred in fiscal 2003.

"Third quarter results were disappointing, but were most impacted by a softer-than-expected August that masked a pickup in new business and pipeline activity since Labor Day," said Rich Nespola, Chairman and CEO. "We see clear signs that leading wireless and wireline providers are preparing to embark on major projects, though timing of capital allocation remains unpredictable. We signed nine new customers in the third quarter and have seen improved sales momentum in recent weeks. In addition, we continue to aggressively reduce expenses. We have also worked diligently as a company and in concert with our channel partners to position TMNG for several promising potential engagement opportunities in the near future. In light of these developments and our signed engagements to date, we are optimistic that TMNG's fourth quarter will show significant sequential improvement in quarterly revenue performance, as well as significant positive cash flow."

CONFERENCE CALL
TMNG will host a conference call at 5:00 p.m. ET today to discuss third quarter 2003 results. Investors can access the conference call via a live webcast on the Company's Web site, WWW.TMNG.COM, or by dialing 877-375-2162. A replay of the conference call will be archived on the Company's Web site for one week. Additionally, the archived call can be accessed by dialing 973-341-3080, pin number 4236809, through November 4, 2003.

ABOUT TMNG
The Management Network Group, Inc. (Nasdaq: TMNG) is a leading provider of strategy, management, marketing, operational and technology consulting services to the global communications industry. With more than 500 consultants worldwide, TMNG serves communications service providers, technology companies, and financial services firms. Since the company's inception in 1990, TMNG and its subsidiaries - TMNG Strategy, TMNG Marketing, TMNG Technologies and TMNG Europe
- have served more than 600 clients worldwide, including all the Fortune 500 telecommunications companies. TMNG is headquartered in Overland Park, Kansas, with offices in Boston, Chicago, Columbus, Dallas, La Jolla, London, New York, San Francisco, Toronto, Utrecht and Washington, D.C. TMNG can be reached at 1.888.480.TMNG (8664) or online at http://www.tmng.com.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. IN PARTICULAR, ANY STATEMENTS CONTAINED HEREIN REGARDING EXPECTATIONS WITH RESPECT TO FUTURE BUSINESS, REVENUES OR PROFITABILITY ARE SUBJECT TO KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE, OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE PROJECTED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT AFFECT ACTUAL RESULTS, PERFORMANCE, OR ACHIEVEMENTS INCLUDE, AMONG OTHER THINGS, CONDITIONS IN THE TELECOMMUNICATIONS INDUSTRY, OVERALL ECONOMIC AND BUSINESS CONDITIONS, THE DEMAND FOR THE COMPANY'S GOODS AND SERVICES, AND TECHNOLOGICAL ADVANCES AND COMPETITIVE FACTORS IN THE MARKETS IN WHICH THE COMPANY COMPETES. THESE RISKS AND UNCERTAINTIES ARE DESCRIBED IN DETAIL FROM TIME TO TIME IN TMNG'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                     (Please see attached financial tables)


                       THE MANAGEMENT NETWORK GROUP, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                     (in thousands, except per share data)

                                                         Quarter Ended                        Year-to-Date
                                                 September 27,     September 29,     September 27,     September 28
                                                     2003              2002              2003              2002

    Revenues                                      $  4,691           $ 8,756           $17,117           $25,952

    Cost of services:
      Direct cost of services                        2,506             4,372             8,912            12,311
      Equity related charges                           (10)              110              (113)              782
                                                  ---------          ---------        ----------         ---------
           Total                                     2,496             4,482             8,799            13,093

      Gross profit                                   2,195             4,274             8,318            12,859

      Operating expenses:
        Selling, general and administrative          4,165             4,737            13,918            15,822
        Goodwill and intangible asset impairment                                        18,942
        Severance costs                                 89                                 289             1,933
        Equity related charges                           7                32                10               312
        Depreciation and amortization                  711               739             2,525             2,309
                                                  ---------          ---------        ----------         ---------
           Total                                     4,972             5,508            35,684            20,376

      Loss from operations                          (2,777)           (1,234)          (27,366)           (7,517)

      Other income, net                                126               235               433               743

      Income tax benefit                                                 351             4,313             2,638
                                                  ---------          ---------        ----------         ---------

      Loss before change in accounting principle    (2,651)             (648)          (22,620)           (4,136)

      Change in accounting principle (net of tax)                                                         (1,140)
                                                  ---------          ---------        ----------         ---------

      Net loss                                    $ (2.651)          $  (648)         $(22,620)          $(5,276)
                                                  =========          =========        ==========         =========

      Loss per common share before change
       in accounting principle
          Basic and diluted                       $  (0.08)          $ (0.02)         $  (0.68)          $ (0.13)
                                                  =========          =========        ==========         =========
      Change in accounting principle
       per common share
          Basic and diluted                                                                               ($0.03)
                                                  =========          =========        ==========         =========
      Net loss per common share
          Basic and diluted                       $ ($0.08)          $ (0.02)         $  (0.68)           ($0.16)
                                                  =========          =========        ==========         =========
      Shares used in calculation
       of net loss per common share
          Basic and diluted                         33,458             33,297           33,392            32,535
                                                  =========          =========        ==========         =========



                       THE MANAGEMENT NETWORK GROUP, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                    Unaudited
                                 (in thousands)

                ASSETS
                                                September 27,       December 28,
                                                     2003               2002
    CURRENT ASSETS:
      Cash and cash equivalents                    $49,411            $53,786
      Receivables, net                               6,714              9,358
      Refundable and deferred income taxes           7,635              4,771
      Other assets                                     770              1,723
                                                  --------           --------
         Total current assets                       64,530             69,638

    GOODWILL                                        15,528             31,308

    INTANGIBLES, net                                 2,500              7,454

    DEFERRED TAXES                                  15,610             14,272

    PROPERTY & EQUIPMENT, net                        1,720              2,285

    OTHER ASSETS                                       402                502
                                                  --------           --------

    TOTAL ASSETS                                  $100,290           $125,459
                                                  ========           ========

         LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES:
      Trade accounts payable                      $    590           $  1,170
      Accrued liabilities and other                  4,034              4,990
                                                  --------           --------
         Total current liabilities                   4,624              6,160

    NONCURRENT LIABILITIES                           2,995              3,573

    STOCKHOLDERS' EQUITY                            92,671            115,726
                                                  --------           --------

    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                         $100,290           $125,459
                                                  ========           ========

           INFORMATION WITH RESPECT TO NON-GAAP FINANCIAL MEASURES

   The following table shows, for each non-GAAP financial measure used in the accompanying press release, the most directly comparable financial measure calculated and presented in accordance with GAAP.

      NON-GAAP FINANCIAL MEASURE      MOST DIRECTLY COMPARABLE FINANCIAL MEASURE

      Pro forma non-GAAP net loss                      Net loss

      Pro forma non-GAAP net loss             Net loss per diluted share
           per diluted share

  The following table contains a reconciliation of the difference between the non-GAAP financial measures described above and the most directly comparable financial measures calculated and presented in accordance with GAAP.



                       THE MANAGEMENT NETWORK GROUP, INC.
                  RECONCILIATION TO NON-GAAP FINANCIAL MEASURES
                                   (Unaudited)
                     (In thousands, except per share data)

                                                        Quarter Ended                         Year-to-Date
                                                 September 27,     September 28,     September 27,     September 28,
                                                     2003               2002              2003              2002

    RECONCILIATION TO PRO FORMA NON-GAAP NET LOSS
    GAAP Loss from operations                    $  (2,777)        $   (1,234)       $  (27,366)       $   (7,517)
    Addback
        Goodwill and intangible asset impairment                                         18,942
        Equity related charges (benefit)                (3)               142              (103)            1,094
        Tax deductible intangible amortization         422                380             1,618             1,338
                                                 ----------        -----------       -----------       -----------
    GAAP Loss from operations, excluding above
      pro forma items                               (2,358)              (712)           (6,909)           (5,085)
    Add: Other income, net                             126                235               433               743
                                                 ----------        -----------       -----------       -----------
    Pre-tax pro forma loss                          (2,232)              (477)           (6,476)           (4,342)
        Assumed after tax rate                          60%                60%               60%               60%
                                                 ----------        -----------       -----------       -----------
    Pro forma loss, net of assumed tax benefit      (1,339)              (286)           (3,886)           (2,605)
    Intangible amortization exempt
      from tax benefit                                  82                 82               244               244
                                                 ----------        -----------       -----------       -----------
    Pro forma non-GAAP net loss                  $  (1,257)        $     (204)       $   (3,642)       $   (2,361)
                                                 ==========        ===========       ===========       ===========
    Pro forma non-GAAP net loss per common share
       Basic and diluted                         $   (0.04)        $    (0.01)       $    (0.11)       $    (0.07)
                                                 ==========        ===========       ===========       ===========


                                                        Quarter Ended                         Year-to-Date
    RECONCILIATION TO PRO FORMA NON-GAAP        September 27,     September 28,     September 27,     September 28,
       NET LOSS PER DILUTED COMMON SHARE             2003               2002              2003              2002
    GAAP Loss from operations                    $   (0.08)        $    (0.04)       $    (0.82)       $    (0.23)
    Addback
       Goodwill and intangible asset impairment                                            0.57
       Equity related charges                                                                                0.03
       Tax deductible intangible amortization         0.01               0.02              0.04              0.04
                                                 ----------        -----------       -----------       -----------
    GAAP Loss from operations, excluding above
      pro forma items                                (0.07)             (0.02)            (0.21)            (0.16)
    Add:  Other income, net                                              0.01              0.01              0.02
                                                 ----------        -----------       -----------       -----------
    Pre-tax pro forma loss                           (0.07)             (0.01)            (0.20)            (0.14)
       Assumed after tax rate                           60%                60%               60%               60%
                                                 ----------        -----------       -----------       -----------
    Pro forma loss, net of assumed tax benefit       (0.04)             (0.01)            (0.12)            (0.08)
    Intangible amortization exempt from tax
        benefit                                                                            0.01              0.01
                                                 ----------        -----------       -----------       -----------
    Proforma non-GAAP net loss per common share
                                                 ----------        -----------       -----------       -----------
       Basic & Diluted                           $   (0.04)        $    (0.01)       $    (0.11)       $    (0.07)
                                                 ==========        ===========       ===========       ===========

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